UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
February 2, 2018
Date of Report (Date of earliest event reported)

lululemon athletica inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33608	20-3842867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1818 Cornwall Avenue
Vancouver, British Columbia
Canada, V6J 1C7
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (604) 732-6124

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 2, 2018, Laurent Potdevin, Chief Executive Officer of lululemon athletica inc. (“lululemon”), resigned from his position as Chief Executive Officer and as a member of lululemon’s board of directors, effective immediately.
Effective as of that same date, the board of directors appointed Glenn Murphy, currently serving as Chairman of lululemon’s board of directors, to serve as Executive Chairman of lululemon’s board of directors. lululemon’s senior leaders will report to Mr. Murphy while the board of directors conducts a search for lululemon’s next Chief Executive Officer. Mr. Murphy’s biographical information and business experience are included in lululemon’s proxy statement filed with the Securities and Exchange Commission on April 25, 2017, and those descriptions are incorporated herein by reference. The board of directors has not yet determined Mr. Murphy’s compensation for serving as executive chairman.
In connection with Mr. Potdevin’s resignation, lululemon entered into a separation agreement and release under which Mr. Potdevin agreed to a general release of claims in favor of lululemon, an extension of his non-solicitation period to a period of 24 months, a covenant not to sue and a covenant of future cooperation. In exchange for these releases and covenants, lululemon agreed to pay Mr. Potdevin a lump sum cash payment of $3,350,000 as soon as practicable after the effective date of the separation, and a cash payment of $1,650,000 to be paid over a period of 18 months in equal monthly installments beginning 60 days after the separation date. Mr. Potdevin will not receive any continued or accelerated vesting of any outstanding equity awards. Mr. Potdevin’s entitlement to this consideration is subject to his continuing compliance with the terms of the separation agreement and release, as well as various other restrictive covenants, including covenants relating to non-competition, non-solicitation, non-disparagement and confidentiality.
The foregoing summary of the separation agreement and release does not purport to be complete and is qualified in its entirety by reference to the separation agreement and release, which is filed as Exhibit 10.1 and is incorporated herein by reference. A copy of the press release lululemon issued about this matter is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
 (d) Exhibits.

Exhibit No.	Description

10.1	Separation Agreement and Release, dated February 2, 2018

99.1	Press release, dated February 5, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

lululemon athletica inc.

Dated: February 5, 2018	/s/ STUART HASELDEN
Stuart Haselden
Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Separation Agreement and Release, dated February 2, 2018

99.1	Press release, dated February 5, 2018